Exhibit 10.3

FORM OF

INTERCREDITOR AGREEMENT

                THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made and entered into as of the _____ day of March 2005 (the “Effective Date”), by and between VendingData Corporation, a Nevada corporation (the “Company”), Premier Trust, Inc., a Nevada corporation (the “Collateral Agent”), and the persons listed on Schedule A hereto (“Note Holders”).

                WHEREAS, the Company conducted a private placement of 10% Senior Secured Convertible Notes due February 2008 in the aggregate amount of up to Ten Million Dollars ($10,000,000) (the “February Notes”), exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”);

                WHEREAS, the Company entered into subscription agreements (the “February Subscription Agreements”), promissory notes (the “February Promissory Notes”), exchange agreements (the “Exchange Agreements”), a security agreement (the “Security Agreement”) and a collateral agent agreement (the “Collateral Agent Agreement” and together with the February Subscription Agreements, the February Promissory Notes, the Exchange Agreements, the Security Agreements and the Collateral Agent Agreement, the “February Transaction Documents”) with the holders of the February Notes (the “February Note Holders”) through which the Company granted a first priority security interest in the Collateral (as defined in the Security Agreement) to the February Note Holders;

                WHEREAS, through the Collateral Agent Agreement, the February Note Holders appointed the Collateral Agent to act as their collateral agent and to take any action as their attorney-in-fact for the purpose of carrying out the provisions of the Collateral Agent Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest (as defined in the Collateral Agent Agreement) at the written direction of the Majority in Interest and executing any consent authorized pursuant to the Collateral Agent Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof;

                WHEREAS, the Company proposes to conduct a private placement of 10% Senior Secured Convertible Notes due March 2008 in the aggregate amount of up to Two Million Dollars ($2,000,000) (the “March Notes” and, together with the February Notes, the “Notes”), exempt from the registration requirements of the Securities Act and through separate subscription agreements (the “March Subscription Agreements”) and promissory notes (the “March Promissory Notes” and, together with the March Subscription Agreements, the “March Transaction Documents”);

                WHEREAS, the Company proposes to issue the March Notes on a pari passu basis as the February Notes and to add the holders of the March Notes (the “March Note Holders” and, together with the February Note Holders, the “Note Holders”) as parties to the Security Agreement and the Collateral Agent Agreement;

                WHEREAS, the Company, the Collateral Agent, the February Note Holders and the March Note Holders desire to enter into this Agreement for the purposes of, among other things, providing the Company with the authority to place the March Notes on a pari passu basis as the February Notes and amended and restating the Security Agreement and the Collateral Agent Agreement;

                NOW, THEREFORE, for and in consideration of the promises and mutual covenants, agreements, understandings, undertakings, representations, warranties and promises, and subject to the conditions hereinafter set forth, and intending to be legally bound thereby, the parties do hereby covenant and agree that the recitals set forth above are true and accurate and are hereby incorporated in and made a part of this Agreement, and further covenant and agree as follows:

1.             Consent

                1.1.            Consent to Issuance. As required by Section 5.9 of the February Subscription Agreement, the February Note Holders hereby consent to the issuance by the Company of the March Notes and through such consent hereby agree that:

(a) The March Notes shall be issued on a pari passu basis with the February Notes;

(b) The registration rights contained in Section 5 of the February Notes, including the rights, obligations and remedies described therein, shall be deemed to govern, include and apply to the March Note Holders and the conversion shares issuable to the March Note Holders;

(c) The Security Agreement shall be amended and restated as provided for in Section 1.2 of this Agreement; and

(d) The Collateral Agent Agreement shall be amended and restated as provided for in Section 1.3 of this Agreement.

                1.2.            Amendment and Restatement of Security Agreement. The Company and the February Note Holders hereby consent and agree to the amendment and restatement of the Security Agreement to provide for: (1) the grant to the March Note Holders a first priority security interest in the Collateral (as defined in the Security Agreement) on a pari passu basis with the February Note Holders; and (2) the grant to the Collateral Agent the power of attorney to execute an Amended and Restated Security Agreement on their behalf.

                1.3.            Amendment and Restatement of Collateral Agreement. As part of the Amended and Restated Security Agreement, the Company and the February Note Holders hereby consent and agree to the amendment and restatement of the Collateral Agreement to provide for: (1) the ability of the Collateral Agent to act on behalf of both the February Note Holders and the March Note Holders as a group and to take actions on behalf of the holders holding a majority of the outstanding principal on the Notes; and (2) the grant to the Collateral Agent the power of attorney to execute an Amended and Restated Collateral Agreement on their behalf.

                1.4.            Power of Attorney. Each undersigned Note Holder hereby irrevocably constitutes and appoints the Collateral Agent as its true and lawful attorney-in-fact, with full power and authority for the undersigned, and in the undersigned’s name, place and stead, to:

(a) Execute, acknowledge, verify and deliver the Amended and Restated Security Agreement on behalf of the undersigned Note Holder;

(b) Execute, acknowledge, verify and deliver the Amended and Restated Collateral Agreement on behalf of the undersigned Note Holder; and

(c) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the Collateral Agent, may be of benefit to, in the best interest of, or legally required by, the undersigned in connection with the execution, acknowledgment, verification and delivery of the Amended and Restated Security Agreement and the Amended and Restated Collateral Agreement.

2.             REPRESENTATIONS, WARRANTIES AND CONVENANTS

                The Company and the Note Holders represent and warrant to each other as follows as of the date hereof:

                2.1.            Authorization. Each party has full power and authority to enter into this Agreement. This Agreement constitutes valid and legally binding obligations of each party to this Agreement, enforceable in accordance with the terms herein, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally, the enforcement of creditor’s rights and remedies or by other equitable principles of general application.

                2.2.            Compliance. The Company and the Note Holders have complied with and are in good standing under the relevant February Transaction Documents and the March Transaction Documents.

                2.3.            Best Efforts. Each party hereby acknowledges that it will use its best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

                2.4.            Indemnification. Each party agrees that it shall indemnify and hold harmless the other parties to this Agreement and their respective officers, directors, employees, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys’ fees, that the foregoing, or any of them, may incur by reason of, or in connection with, any misrepresentation, inaccurate statement or material omission made by the party herein, any breach of any of the party’s warranties, or any failure on the party’s part to fulfill any of the party’s covenants, agreements or obligations set forth herein.

3.             MISCELLANEOUS

                3.1.            Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada. The parties hereto submit to the exclusive jurisdiction of the courts located in Clark County, Nevada, with respect to any dispute arising under this Agreement and the transactions contemplated hereby.

                3.2.            Entire Agreement. This Agreement, the February Transaction Documents, the March Subscription Agreements, the March Notes, the Amended and Restated Security Agreement and the Amended and Restated Collateral Agreement contain the entire agreement between the Company and Note Holders with regard to the subject matter hereof and may not be modified or waived except in a writing signed by the Company and Note Holders.

                3.3.            Headings. The headings of this Agreement are for convenience and reference only, and shall not limit or otherwise affect the interpretation of any term or provision hereof.

                3.4.            Binding Effect. This Agreement and the rights, powers, and duties set forth herein shall, except as otherwise expressly provided herein, be binding upon and inure to the benefit of, the heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereto.

                3.5.            No Assignment. The parties to this Agreement may not assign any of their rights or interests in and under this Agreement without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and without any force or effect whatsoever.

                3.6.            Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

                3.7.            Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, shall be sent by facsimile to the party to be notified and shall be deemed effectively given upon personal delivery to the party to be notified, or four days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified to the address or facsimile number set forth on the signature pages hereto, or at such other facsimile number or address as a party may designate by ten (10) days’ advance written notice to the other parties. A copy of any notice to the Company shall be sent to Kummer Kaempfer Bonner & Renshaw, Attn: Michael J. Bonner, 3800 Howard Hughes Parkway, Seventh Floor, Las Vegas, Nevada 89109, 702-796-7181 (facsimile).

                3.8.            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. In addition, if any such provision, or any part thereof, is held to be unenforceable, the parties agree that the court, regulatory agency or other governmental body making such determination shall have the power to delete or add specific words or phrases, so that such provision shall then be enforceable to the fullest extent permitted by law.

                3.9.            Neutral Interpretation. This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

                3.10.          Waiver. No delay or omission by a party in exercising any rights shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The rights and remedies of a party, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Unless otherwise provided in this Agreement, any waiver or amendment of any provisions of this Agreement shall be in writing, executed and delivered by the Company and by the Note Holders holding Notes representing not less than a majority of the then outstanding principal of all of the Notes then issued and outstanding.

                IN WITNESS WHEREOF, the undersigned have executed this Intercreditor Agreement as of the Effective Date.

“COMPANY”

VENDINGDATA CORPORATION,		ADDRESS
a Nevada corporation
Attn: Chief Executive Officer
Attn: Chief Financial Officer
6830 Spencer Street
By:	__________________________________________	Las Vegas , Nevada 89119
Douglas H. Caszatt
Title:	Acting Chief Financial Officer and Secretary	Telephone:	702-733-7195
		Facsimile:	702-733-7197

“COLLATERL AGENT”

PREMIER TRUST, INK.,		ADDRESS
a Nevada corporation
2700 West Sahara , Suite 300
By:	__________________________________________	Las Vegas , Nevada 89102
Mark Dreschler
Title:	President	Telephone:	702-_______
		Facsimile:	702-507-0755

ACKNOWLEDGEMENT AND CONSENT

                As of the Effective Date, the undersigned hereby acknowledges and consents to the foregoing Intercreditor Agreement by and among VendingData Corporation, a Nevada corporation, Premier Trust, Inc., a Nevada corporation, and the persons listed on the Schedule A hereto, and agrees to be bound by the terms and conditions thereof.

“NOTE HOLDER”		ADDRESS		NOTE AMOUNT

______________________________		_________________________		$_________
_________________________
By:	__________________________	_________________________
________________
Title:	________________	Telephone:	(____) _________
		Facsimile:	(____) _________

SCHEDULE A

NOTE HOLDERS

	FEBRUARY NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

1.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

2.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

3.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

4.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

5.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

6.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

7.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

8.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

	FEBRUARY NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

9.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

10.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

11.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

12.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

13.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

14.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

15.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

16.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

17.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

	FEBRUARY NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

18.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

19.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

20.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

21.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

22.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

23.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

24.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

25.	_____________________	____________________	$ ____________
____________________
Telephone: ______________
Facsimile: _______________

		TOTAL	$ ____________

	MARCH NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

26.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

27.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

28.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

29.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

30.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

		TOTAL	$ ____________